Exhibit 10.32

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND SECURITIES LAWS AND THE RULES AND REGULATIONS THEREUNDER OR AN EXEMPTION THEREFROM AND IN COMPLIANCE WITH THE RESTRICTIONS CONTAINED HEREIN.


                                    WARRANT

                         To Subscribe for and Purchase
                                Common Stock of
                             LUNN INDUSTRIES, INC.

    THIS IS TO CERTIFY THAT, for value received, Fleet National Bank of Connecticut (f/k/a Shawmut Bank Connecticut, National Association) ("Lender") having offices at One Corporate Center, Hartford, Connecticut 06103, or its successors is entitled to subscribe for and purchase from Lunn Industries, Inc., a Delaware corporation (the "Company"), 400,000 shares of the duly authorized, validly issued, fully paid and nonassessable shares of the Company's voting Common Stock, $.01 par value per share (the "Common Stock"), at an exercise price (the "Initial Exercise Price") of the lesser of (a) $1.00 per share and
(b) 75% of the price per share of the Common Stock as published in the Wall Street Journal or as reflected by a comparable source ("Market Price") as of the date which is two (2) Business days prior to the effective date of exercise of this Warrant ("Warrant"). This Warrant is issued in connection with the Amended and Restated Commercial Revolving Loan, Term Loan and Security Agreement dated December 28, 1995 between the Company, Alcore, Inc. and Lender (as same has been or may be amended, modified or supplemented from time to time, the "Loan Agreement"). All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Loan Agreement. This Warrant shall expire on (x) December 27, 2005 or (y) the first anniversary of the indefeasible payment in full of all Obligations under the Loan Agreement and the irrevocable termination thereof.

    This Warrant is subject to the following provisions, terms and conditions:

    11.  Exercise of Warrant.

         11.1 Manner of Exercise. This Warrant may be exercised by the holder hereof (the "Holder") at any time on or after March 31, 1996, during normal business hours on any day other than a Saturday, Sunday or legal holiday in the State of New York (a "Business Day"), by surrender of this Warrant, with the form of subscription at the end of this Warrant as Exhibit A (or a reasonable facsimile thereof) duly executed by the Holder, to the Company at its principal office, accompanied by payment of the Exercise Price (as hereinafter defined) for such shares, in cash, by certified or official bank check payable to the order of the Company or, at the option of Lender, by reduction of the outstanding Obligations payable to Lender; provided that this Warrant may only be exercised in whole and may not be exercised in part. The Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock determined as provided herein.

         11.2 When Exercise Effective. Exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1. At such time the person, corporation or other entity (a "Person") in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such exercise as provided in Section 1.3 shall be deemed to have become the holder or holders of record thereof.

         11.3 Delivery of Stock Certificates. As soon as practicable after the exercise of this Warrant, in whole, and in any event within ten (10) Business Days thereafter, the Company at its expense (including the payment by it of any applicable taxes other than income or transfer taxes) will cause the following to be issued in the name of and delivered to the Holder (bearing the applicable legend specified in Article 5): a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock to which the Holder shall be entitled upon such exercise.

         11.4 Shares to be Fully Paid; Reservation of Shares; Listing. The Company covenants and agrees that: (i) all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof; (ii) without limiting the generality of the foregoing, it will from time to time take all such action as may be required to assure that the par value, if any per share of the Common Stock is at all times equal to or less than the Exercise Price per share of the Common Stock issuable pursuant to this Warrant; (iii) during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have a sufficient number of shares of Common Stock authorized and reserved for the purpose of issue or transfer upon exercise of the rights represented by this Warrant; (iv) upon the exercise of this Warrant, it will, at its expense, promptly notify each securities exchange on which any Common Stock is at the time listed of such issuance, and maintain a listing of all shares of Common Stock from time to time issuable upon the exercise of the Warrant, and, if applicable under the provisions of Article 7 below, will register under the Securities Act of 1933 (or any similar statute then in effect) ("Securities Act") all shares of Common Stock from time to time so issuable; provided, however, that the Company need not list such shares of Common Stock so long as there are in the Treasury of the Company a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant.

         12. Adjustments. The above provisions are, however, subject to the following:

         12.1 Initial Exercise Price; Adjustment of Warrant Purchase Price. The Initial Exercise Price shall be subject to adjustment from time to time as hereinafter provided (such price or price as last adjusted, as the case may be, the "Exercise Price"). Upon each adjustment of the number of shares purchasable pursuant hereto, the Exercise Price shall be adjusted by multiplying the Exercise Price in existence immediately prior to such adjustment by a fraction, the numerator of which is the total maximum number of Warrant Shares issuable upon exercise of this Warrant prior to such adjustment and the denominator of which is the total maximum number of Warrant Shares issuable upon exercise of this Warrant after such adjustment.

         12.2 Adjustment for Additional Issuances. If and whenever after the date hereof the Company shall in any manner (i) issue or sell any shares of any class of its Common Stock, (ii) grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, any class of Common Stock or any stock or securities convertible into or exchangeable for any class of Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities"), (iii) issue or sell (whether directly or by assumption in a merger or otherwise) Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable or (iv) declare a dividend or make any other distribution upon any stock of the Company payable in any class of Common Stock, Options or Convertible Securities (any of the matters referred to in clauses
(i), (ii), (iii) and (iv) being an "Event"), then the Holder shall thereafter be entitled to purchase at the Exercise Price resulting from any such adjustment the number of shares (as adjusted from time to time, the "Warrant Shares") obtained by dividing the number of shares purchasable pursuant hereto immediately prior to such Event (with respect to each class of Common Stock) by the sum of the total number of shares of Common Stock outstanding immediately prior to such Event plus the total maximum number of shares of Common Stock issuable upon the exercise of any Options or upon the conversion or exchange of all Convertible Securities, in each case outstanding immediately prior to such Event, and multiplying the result by the sum of the total number of shares of Common Stock outstanding immediately after such Event plus the total maximum number of shares of Common Stock issuable upon the exercise of any Options or upon the conversion or exchange of all Convertible Securities, in each case outstanding immediately after such Event.

         12.3 Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of any class of Common Stock into a greater number of shares or, in case the outstanding shares of any class of Common Stock of the Company shall be combined into a smaller number of shares, then, the number of shares of Common Stock thereafter constituting Warrant Shares shall be adjusted so as to consist of the number of shares of Common Stock which a record holder of the number of shares of Common Stock constituting Warrant Shares immediately prior to the happening of such event would own or be entitled to receive after the happening of such event.

         12.4 Reorganization, Reclassification, Consolidation, Merger or Sale. In case the Company shall reorganize its capital, reclassify its capital stock, merge or consolidate into another corporation, or sell, transfer or otherwise dispose of all or substantially all of its property, assets or business to another corporation, and, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, shares of common stock of the successor or acquiring corporation are to be received by or distributed to the holders of Common Stock, then the Holder shall have the right thereafter to receive, upon exercise of such Warrant prior to the Expiration Date, a number of Warrant Shares equal to the number of shares of common stock of the successor or acquiring corporation receivable upon or as a result of such reorganization, reclas- sification, merger, consolidation or disposition of assets, by a holder of the number of shares of Common Stock constituting Warrant Shares immediately prior to such event, subject to subsequent adjustments to the number of shares of common stock of the successor or acquiring corporation constituting Warrant Shares as provided in this Article 2. If, pursuant to the terms of such reorganization, reclassification, merger, consolidation or disposition of assets, any cash, shares of stock or other securities or property of any nature whatsoever (including warrants or other subscription or purchase rights) are to be received by or distributed to the holders of Common Stock in addition to common stock of the successor or acquiring corporation, the Holder, upon exercise thereof prior to the Expiration Date, shall be entitled to receive with respect to each Warrant Share cash in an amount equal to the amount of any such cash applicable to the number of shares of Common Stock then constituting Warrant Shares and the fair value (as determined in good faith by the Board of Directors of the Company) of any and all such shares of stock or other securities or property to be received by or distributed to the holders of Common Stock of the Company. In case of any such reorganization, reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of Warrant Shares which shall be as nearly equivalent as practicable to the adjustments provided for in this Article 2. For the purposes of this Article 2, common stock of the successor or acquiring corporation shall include stock of such corporation of any class which is not preferred as to dividends or assets over any other class of stock of such corporation and which is not subject to redemption and shall also include any evidence of indebtedness, shares of stock or other securities which are convertible into or exchangeable for any such stock, either immediately or upon the arrival of a specified date or the happening of a specified event and any warrants or other rights to subscribe for or purchase any such stock. The foregoing provisions of this Article 2 shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets. Notwithstanding the foregoing, if a purchase, tender or exchange offer is made to and accepted by the holders of more than 50% of the outstanding shares of Common Stock of the Company, (I) at the option of the Company, the Company may purchase this Warrant for cash at a price equal to the excess of (i) the product of the per share price paid in such purchase, tender offer or exchange offer (taking any non-cash consideration into account at its fair market value) and the Exercise Shares then in effect less (ii) the product of the then Exercise Price and the Exercise Shares (as hereinafter defined) then in effect and (II) the Company shall not effect any consolidation, merger or sale with the Person having made such offer or with any Affiliate of such Person, unless prior to the consummation of such consolidation, merger or sale the Holder shall have been given a reasonable opportunity to then elect to receive upon the exercise of this Warrant either the stock, securities or assets then issuable with respect to the Common Stock of the Company or the stock, securities or assets, or the equivalent, issued to previous holders of the Common Stock in accordance with such offer.

         12.5 Notice of Adjustment. Whenever the number of shares of Common Stock constituting Warrant Shares shall be adjusted pursuant to this Article 2 or otherwise or upon any adjustment of the Exercise Price, then and in each such case the Company shall promptly obtain the opinion of a firm of independent certified public accountants (which may be the regular auditors of the Company) selected by the Company's Board of Directors, which opinion shall state the Exercise Price resulting from such adjustment and specifying the increase or decrease, if any, in the number of shares of Common Stock constituting Warrant Shares, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company will promptly mail a copy of such accountants' opinion to the registered holder of this Warrant at the address of such holder as shown on the books of the Company.

         12.6 Other Provisions Applicable to Adjustments or Exercise. The following provisions shall be applicable to the making of adjustments of the number of shares of Common Stock constituting Warrant Shares hereinbefore provided for in this Article 2 or upon exercise of this Warrant:

         (a) When Adjustments Are To Be Made. The adjustments required by this
    Article 2 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

         (b) Fractional Interests. In computing adjustments under this Article or shares of Common Stock upon an exercise of this Warrant, fractional interests in Common Stock shall be taken into account to the nearest one-thousandth of a share.

         (c) Adjustments for Fractional Interests. No adjustments computed pursuant to this Article 2 shall be made until such time as the fractional interest is at least one-hundredth of a share.

         12.7 Fractional Warrants and Fractional Warrant Shares.

         (a) The Company may, but shall not be required to, issue fractions of Warrant Shares upon the exercise of Warrants. In the event that the Company elects not to issue fractions of Warrant Shares it shall make an adjustment in respect of a fractional interest in a Warrant by paying in cash to the person or entity entitled to a fractional interest in a Warrant an amount equal to the corresponding fractional part of the then current Market Price.

         (b) The Company may, but shall not be required to, issue fractions of Warrants or distribute Warrant Certificates that evidence fractional Warrants. In the event that it elects not to issue fractions of Warrants or fractional Warrants it shall make an adjustment in respect of a fractional interest in a Warrant Share by paying in cash to the person or entity entitled to a fraction of a Warrant Share an amount equal to the corresponding fractional part of the purchase price of a Warrant Share.

         12.8 Record Date. In case the Company shall take record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities, or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such rights of subscription or purchase, as the case may be.

         12.9 Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock for the purposes of this Article 2.

   13.  Notices of Corporate Action; Certain Events.

         13.1 In case at any time:

             (a) the Company shall declare a cash dividend on its Common Stock other than out of consolidated earnings for any fiscal year determined in accordance with generally accepted accounting purposes;

             (b) the Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than cash dividends) to the holders of its Common Stock;

             (c) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

             (d) there shall be any capital reorganization, or reclassification of the capital stock of the Company, or consolidation or merger of the Company with another corporation (other than a subsidiary of the Company in which the Company is the surviving or continuing corporation and no change occurs in the Company's Common Stock), or sale of all or substantially all of its assets to another corporation); or

             (e) there shall be voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Company, of (a) the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (b) the date (or, if not then known, a reasonable approximation thereof by the Company) on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up shall take place, as the case may be. Such notice shall also specify (or, if not then known, reasonably approximate) the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. Such written notice shall be given at least 10 days prior to the action in question and not less than 10 days prior to the record date or the date on which the Company's transfer books are closed in respect thereof.

         13.2 If any event occurs as to which in the opinion of the Board of

Directors the other provisions of this Article 3 are not strictly applicable but the lack of any adjustment would not in the opinion of the Board of Directors fairly protect the purchase rights of this Warrant in accordance with the essential intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Warrant in accordance with the essential intent and principles of such provisions, the Board of Directors shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) which shall give their opinion as to the adjustments,if any necessary to preserve, without dilution, on a basis consistent with the essential intent and principles established in the other provisions of this Article 3, the exercise rights of the registered holders of this Warrant. Upon receipt of such opinion, the Board of Directors of the Company shall forthwith make the adjustments described therein.

    14.  Actions Prohibited.

         The Company will not (i) increase the par value of any shares receivable upon the exercise of the rights represented hereby above the Exercise Price then in effect, (ii) issue any capital stock of any class preferred as to dividends or as to the distribution of assets upon voluntary or involuntary liquidation, dissolution or winding-up of the Company unless the rights of the holders thereof shall be limited to a fixed sum or percentage of par value in respect of participation in dividends and in any such distribution of assets or
(iii) take any action which results in any adjustment of the Exercise Price if the total number of shares of Common Stock issuable after such action upon the exercise of the rights represented by all of the Warrants would exceed the total number of shares of Common Stock then authorized by the Company's charter and available for the purpose of issue upon such exercise.

    15. Restrictive Legends. Each Warrant issued upon direct or indirect transfer or in substitution for any Warrant shall be stamped or otherwise imprinted with a legend in substantially the following form:

             "This Warrant and the securities represented hereby have not been registered under the Securities Act of 1933, as amended, or under the securities laws of any State, and may not be sold or otherwise transferred except pursuant to an effective registration under such Act and securities laws and the rules and regulations thereunder or an exemption therefrom. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of the Warrant."

    Each certificate for Common Stock issued upon the exercise of any Warrant and each Certificate issued upon the direct or indirect transfer of any such Common Stock shall be stamped or otherwise imprinted with a legend in substantially the following form:

             "The shares represented by this certificate have been acquired for investment only and have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any State. The shares represented by this certificate may not be sold or transferred in absence of such registration or an exemption therefrom under the Act and applicable state securities laws. Additionally, the transfer of the shares represented by this certificate are subject to the conditions specified in a certain Warrant (the "Warrant"), dated as of December 28, 1995, issued by Lunn Industries, Inc. Copies of the Warrant are on file with the Secretary of the Company. The holder of this certificate, by acceptance of this certificate, agrees to be bound by the provisions of the Warrant."

    16. Ownership of Warrants; Replacement of Warrants; Transfer of Warrants and Exercise Shares.

         16.1 Ownership of Warrants. The Company may treat the Person in whose name a Warrant is registered on the books of the Company as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary.

         16.2 Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a Warrant and, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, and, in the case of any loss, theft or destruction, upon receipt by the Company of an indemnification agreement reasonably satisfactory to the Company, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor bearing the applicable legend specified in Article 5.

         16.3 Transfer of Warrants and Exercise Shares.

             (a) Title to this Warrant and, in the event the Warrant is exercised, any Common Stock issued upon such exercise (the "Exercise Shares"), may be transferred by Lender without the approval of the Company at any time after December 28, 1995 by surrender of this Warrant and certificates evidencing the Exercise Shares at the principal office of the Company, together with a written assignment of this Warrant substantially in the form of Exhibit B hereto and/or stock powers, as the case may be, duly executed by the Holder or its agent or attorney.

             (b) Upon the surrender of this Warrant, the Company, at its expense, will execute and deliver to or upon the order of the Holder a new Warrant or Warrants of like tenor, bearing the applicable legend specified in
Article 5, in the name of the Holder or in the name or names of the permitted assignee or assignees as the Holder may direct, representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may at such time be subscribed for and purchased hereunder. Each new Warrant shall represent the right to subscribe for and purchase that number of shares of Common Stock from time to time constituting such percentage of the aggregate number of outstanding shares of Common Stock as shall be designated by the Holder at the time of such surrender. Notwithstanding the foregoing, a Warrant may be exercised by a new holder without first having a new Warrant issued.

             (c) Upon the surrender of stock certificates evidencing Exercise Shares, the Company, at its expense, will execute and deliver to or upon the order of the Holder, new stock certificates of like tenor, bearing the applicable legends specified in Article 5, in the name of the Holder or in the name or names of the permitted assignee or assignee as the Holder may direct, representing the aggregate number of Exercise Shares of such surrendered stock certificates.


    17.  Registration and Take-Along Rights.

         17.1. Demand Registration. Subject to the limitations and conditions set forth below in this Section 7.1, until the expiration of this Warrant, each holder of the Warrants and/or Exercise Shares (each hereinafter "Holder") may, in its sole discretion, request Registration (a "Demand Registration") of the Warrants and/or Exercise Shares (hereinafter "Holder Securities"), and upon receiving such a request, the Company shall promptly prepare and make the filings necessary for such Demand Registration and use its best efforts to cause such Demand Registration and use its best efforts to cause Demand Registration to become effective. As used herein, "piggy-back opportunity" means a consummated sale of all Holder Securities requested to be registered by Holder pursuant to Section 7.2 below. Notwithstanding the foregoing, the Holder may only request a Demand Registration after September 30, 1996; provided, however, if the Company files a registration statement under the Securities Act covering an offering to the public for cash of any of the Company's common stock which registration includes the Holder Securities on or before September 30, 1996 and such offering is delayed due to reasons beyond the control of the Company, then the right of Holder to request a Demand Registration hereunder shall not commence until December 1, 1996.

             (a) The request for a Demand Registration shall be given to the Company in writing and shall state the kind, and number of shares (or other units), of Holder Securities to be offered and sold pursuant to such registration and the plan of distribution or disposition for such Holder Securities (listing each state and/or other jurisdiction in which such distribution or disposition is intended to be made).

             (b) The Company may, within 20 days after receiving a request for a Demand Registration, give written notice to Holder that it will instead include the Holder Securities specified in such request in a larger Registration of its securities under the Securities Act; in which event, provided that the Company files such Registration within 60 days after receiving such request for a Demand Registration and, after filing, diligently undertakes to have such Registration declared effective (and provided that such Registration is declared effective within four months after Holder's request for such Demand Registration), the Company shall include (subject to the right of Holder to withdraw from such Registration) all the Holder Securities specified in Holder's request in such larger Registration in lieu of effecting a Demand Registration under this Section 7.1. If in any such larger Registration there is a decrease in the number of securities delivered proposed to be registered, Holder Securities shall have priority over any securities of the Company or any third party, provided, however, that if any of the holders of any securities of the Company or any warrants to purchase securities of the Company who have demand registration rights as of the date hereof with respect to such securities (the "Other Securities") are to be included in such larger Registration and there is a decrease in the number of securities proposed to be registered so that all the Other Securities and the Holder Securities cannot be included in such Registration, then Other Securities shall have priority over Holder Securities.

Subject to the foregoing, Holder shall have the right to request a Demand Registration of Holder Securities regardless of whether Holder has yet exercised for and purchased any of such Holder Securities hereunder, and to defer purchase of any such unissued Holder Securities or its decision to withdraw from such

Registration:

                  (i) Until close of the offering made pursuant to such
             Registration, if such offering is made on the basis of a firm underwriting, and if, concurrently with the execution of the underwriting agreement for such offering, (A) Holder delivers to the Company a binding undertaking to exercise the Warrant, for such number of shares of unissued Holder Securities as may be required (in addition to any already issued Holder Securities which are subject to such offering) to fulfill the obligation for delivery of Holder Securities which are subject to such offering, (B) if the managing underwriter so requires, Holder delivers into escrow, with the managing underwriter for such offering, its check (which need not be a certified check), in an amount equal to the aggregate Exercise Price for the maximum number of shares of unissued Holder Securities which (together with any already issued Holder Securities subject to such offering) may be required under the terms of such underwriting agreement (such check to be replaced by the closing of such offering with a certified check in the exact amount of the aggregate Exercise Price for the number of unissued Holder Securities to be purchased), (C) Holder delivers to the Company and the managing underwriter for such offering such other documents as the Company or such underwriter may reasonably require (without materially enlarging the obligations or liability of Holder beyond those contemplated hereby) provided, however, if the Demand Registration does not result in the sale of all of the Holder Securities subject to such offering, any check or other documents delivered to the Company or the managing underwriter or both shall promptly be returned to Holder and Holder shall still be entitled to one Demand Registration, or Holder may direct the managing underwriter to deliver the check to the Company and the unissued Holder Securities shall be issued to Holder; or, otherwise,

                  (ii) within five (5) business days following receipt of written notice that such Registration has become effective.

         The selection, if any, of a managing underwriter who will, or will manage a group of underwriters who will, undertake the sale and distribution of the Holder Securities to be included in the registration statement filed under this Section 7.1 shall be made by the Company, subject to the prior approval of the Holder, which approval will not be withheld unreasonably, provided, however, that the approval of Holder is subject to the right of first refusal to be the underwriter on the part of J.E. Sheenan & Company, Inc.

         The Company shall have sole control in connection with preparing, filing, amending or supplementing any registration statement under the Securities Act to be filed on behalf of the Holders but Holders shall control the compensation to be paid to the underwriters in connection with a Demand Registration. The underwriters shall have sole control in connection with determining whether withdrawal of any registration statement to be filed on behalf of the Holders is appropriate. In the event that a Holder of Holders shall have requested registration pursuant to the provisions of this Section 7.1 and the underwriters shall have thereafter withdrawn such registration statement, such withdrawn registration statement shall not be deemed one of the demand registration statements which may be requested pursuant to this Section 7.1.

         The Company will pay all registration expenses in connection with all attempted registrations of Holder Securities under this Section 7.1 whether or not such Demand Registration is successfully concluded for any reason whatsoever. The rights on behalf of any Holder under this Section 7.1 shall be exercisable by any successor Holder or Holder Securities (other than the Company) who shall have acquired all Holder Securities held by its immediate transferor,but only if and to the extent that such rights shall not previously have been exercised by such Holder or by any other such successor Holder of such Holder Securities. Holder may voluntarily withdraw at any time from any registration covering shares demanded or requested to be registered.

         17.2. Incidental (Piggy-Back) Registration. At any time until the expiration of this Warrant, if the Company files or proposes to file a registration statement under the Securities Act covering an offering, whether by the Company or any of its other stockholders, of any of the Company's stock to the public for cash (other than pursuant to any employee benefit plan or employee option plan) and the registration form for such registration may also be used for the registration of Holder Securities, then the Company shall promptly give Holder written notice of such proposed registration (including a list of the states and/or other jurisdictions, if any, in which the Company intends to qualify such offering under "blue sky" or other applicable securities laws). Subject to the limitations and conditions set forth below in this Section 7.2, the Company shall include in such registration (a "Piggy-Back Registration"), whether as initially filed or by pre-effective amendment all of the Holder Securities specified by Holder in a written request given the Company within 20 days after Holder receives such notice from the Company.

             (a) The Company shall not be obligated to include such Holder Securities in a Piggy-Back Registration if, in the written opinion of its counsel addressed to Holder, all such Holder Securities may be immediately sold in public trading without registration.

             (b) Except as set forth in (c) and (d) below, the Company shall not be obligated to include in a Piggy-Back Registration any Holder Securities which, in the opinion of its investment banker (stated in writing by such investment banker to Holder) would materially interfere with the proposed offering by the Company of its securities, provided, however, that the amount of Holder Securities which shall be excluded from such Piggy-Back Registration shall be determined on a pro rata basis with the securities of all persons other than the Company and Other Securities to be included in such Piggy-Back Registration.

             (c) In any underwritten primary offering where the Company's underwriter advises in writing that, in such underwriter's reasonable opinion, the number of Holder Securities requested to be included in a Piggy-Back Registration exceeds the number that effectively can be sold in such offer, the Company shall give priority for inclusion in such registration, first, to the securities the Company proposes to sell, second, to the Other Securities requested to be included and third, on a pro rata basis, to the Holder Securities and to other securities requested to be included.


             (d) In any underwritten secondary offering on behalf of any of the Company's stockholders (other than Holder) where the underwriter advises the Company in writing that,in such underwriter's opinion, the number of securities requested to be included in such a registration exceeds the number that effectively can be sold in such offering, the Company shall give priority to Other Securities requested to be included and then shall reduce on a pro rata basis the Holder Securities requested to be included and other securities requested to be included in such registration.

Subject to the foregoing, Holder shall have the right to request inclusion of Holder Securities in any Piggy- Back Registration regardless of whether any of such Holder Securities have yet been exercised for and purchased hereunder, and to defer the purchase of any such unissued Holder Securities, or its decision to withdraw from such registration:

                  (i) Until close of the offering pursuant to such registration, if such offering is made on the basis of a firm underwriting, and if, concurrently with the execution of the underwriting agreement for such offering, (A) Holder delivers to the Company a binding undertaking to exercise the Warrant, for such number of shares of unissued Holder Securities as may be required (in addition to any already issued Holder Securities which are subject to such offering) to fulfill the obligation for delivery of Holder Securities under such underwriting agreement (but in no event for more than the aggregate remaining number of shares of Holder Securities purchasable under the Warrant),(B) if the managing underwriter so requires, Holder delivers into escrow, with the managing underwriter for such offering, its check (which need not be a certified check), in an amount equal to the aggregate Exercise Price for the maximum number of shares of unissued Holder Securities (together with any already issued Holder Securities subject to such offering) may be required under the terms of such underwriting agreement (such check to be replaced by the closing of such offering with a certified check in the exact amount of the aggregate Exercise Price for the number of unissued Holder Securities to be purchased), (C) Holder delivers to the Company and the managing underwriter for such offering such other documents as the Company or such underwriter may reasonably require (without materially enlarging the obligations or liability of Holder beyond those contemplated hereby) provided, however, if the Piggy- Back Registration does not result in the sale of all of the Holder Securities subject to such offering, any check or other documents delivered to the Company or the managing underwriter or both shall promptly be returned to Holder and Holder shall still be entitled to further Piggy-Back Registrations, or Holder may direct the managing underwriter to deliver the check to the Company and the unissued Holder Securities shall be issued to the Holder; or, otherwise.

                  (ii) Within five (5) business days following receipt of
             written notice that such registration has become effective.

The Company will pay all registration expenses in connection with each registration of Holder Securities under the Section 7.2 and in connection with all requests for such registrations. No registration effected under this Section
7.2 shall relieve the Company from its obligation to effect registrations upon request under Section 7.1.

         Holder may withdraw from a Piggy-Back Registration at any time without consequence to its registration rights.

         17.3. Registration Procedures. If and whenever the Company is required to use its best efforts to effect the registration of any Holder Securities under the Securities Act as provided herein, the Company will promptly:

             (a) prepare and file with the Commission a registration statement with respect to such securities and use its best efforts to cause such registration statement to become effective;

             (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement, but in no event for a period of more than nine months after such registration statements becomes effective;

             (c) furnish to each seller of such securities such number of copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus comprised in such registration statement (including each preliminary prospectus), in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request in order to facilitate the disposition of the securities owned by such seller;

             (d) use its best efforts to register or qualify such securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States (including territories and commonwealths thereof) as each seller shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; and

             (e) notify each seller of any securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period mentioned in subdivision (b) of this Section 7.3, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing (and upon receipt of such notice and until a supplemented or amended prospectus as set forth below is available, each seller will not offer or sell any securities covered by the registration statement and will return all copies of the prospectus to the Company if requested to do so by it), and at the request of any such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

The Company may require each seller of any securities as to which any registration or qualification is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time request in writing and as shall be required by law in connection therewith.

         17.4.      Take-Along.

             (a) If, during the period the Warrants are exercisable, the Company proposes to sell any Common Stock or Convertible Securities (collectively, "Securities") other than pursuant to a Registration, the Company shall cause the proposed terms of the offering of such Securities (the "Offering") to be reduced to writing (which writing shall include the purchase price of each of the securities which is subject to the Offering, the identity of the proposed purchaser or purchasers, or, if not so identifiable, the class of proposed purchasers and a list of the states in which the Offering may be made) (the "Offering Disclosure") and shall notify each Holder in writing (the "Offering Notice") of its wish to make the Offering and shall otherwise comply with the provisions of this Section 7.4, provided, however, that the provisions of this Section shall not apply to sales or transfers of Common Stock pursuant to Sections 7.1 and 7.2. The Offering Notice shall contain an irrevocable offer to sell on behalf of each Holder such Securities as such Holder may designate, on up to a pro rata basis (according to beneficial ownership of Common Stock, assuming full exercise of Warrant and with the proportionate right of oversubscription to the extent any other Holder does not elect to accept the offer set forth in the Offer Notice), at a purchase price equal to the price contained in, and on the same terms and conditions of, the Offering Disclosure, and shall be accompanied by a true copy of the Offering Disclosure. If sales are proposed to be made by the Company pursuant to a series of related sales, the higher of (i) the average price in all such sales and (ii) the most recent sale, shall apply. If the consideration stated in the Offering is not cash, then the purchase price to be stated in the offer contained in the Offering Notice will be determined pursuant to an appraisal of the value of such consideration, the terms and conditions of which appraisal will be mutually agreed upon by the Company on the one hand and the Holders on the other after the receipt by them of the Offering Notice. To the extent that the sale of Securities contemplated by the Disclosure Notice requires the qualification of such Securities for sale in any state, the Company shall qualify the Securities to be sold in the Offering for sale in such additional states as may be reasonably requested by the Holders.

             (b) Each of the Holders who wishes to sell Securities in the Offering shall deliver to the Company, within 20 days of the delivery of the Offering Notice, a written election (the "Take-Along Election") to include in the sale pursuant to the Offering such Securities as are designated in the Take-Along Election, subject to paragraph (c) below (the "Take- Along

Securities"). The Company shall not be permitted to sell any Securities subject to the Offering unless the Take-Along Securities are simultaneously sold in the Offering, provided, however, in the event all of the Securities (including the Take-Along Securities) proposed to be sold in the Offering cannot be sold, the amount sold by the Company shall have priority over the amount sold by the Holder.

             (c) The number of Warrants or Exercise Shares, as the case may be, which any Holder shall be entitled to include in its Take-Along Election shall not exceed the product of (i) the number of Warrants or Exercise Shares, as the case may be, owned by such Holder, multiplied by (ii) a percentage calculated by dividing the aggregate number of Securities which the Company proposes to sell pursuant to the Offering by the total number of Securities to be outstanding after the Offering.

             (d) Upon delivering a Take-Along Election, such Holder will, if requested by the Company execute and deliver a custody agreement and power of attorney (a "Custody Agreement and Power of Attorney") in form and substance satisfactory to the Company with respect to the Securities which are to be sold by such Holder pursuant hereto. The Custody Agreement and Power of Attorney will provide, among other things, that such Holder will deliver to and deposit in custody with the custodian and attorney-in-fact named therein a certificate or certificates representing such Securities (duly endorsed in blank by the registered owner or owners thereof or accompanied by duly executed stock powers in blank) and irrevocably appoint said custodian and attorney-in-fact as such Holder's agent and attorney-in-fact with full power and authority to act under the Custody Agreement and Power of Attorney on such Holder's behalf with respect to the matters specified herein relating to the sale of such Securities in accordance with the provisions of this Warrant.

             (e) The Company shall enter into agreements and take all other appropriate actions to expedite or facilitate the Offering, including:

                  (i) making such representations and warranties to the Holders and any purchasers of Take-Along Securities in form, substance and scope as are customarily made by issuers in private placements;

                  (ii) obtaining opinions of counsel to the Company and updates thereof addressed to each selling Holder and the underwriters, if any, covering the matters customarily covered in opinions requested in private placements and such other matters as may be reasonably requested by such Holders and underwriters, which counsel and opinions shall be reasonably satisfactory (in form, substance and scope) to the underwriters, if any, and a majority in interest of the Holders of the Take-Along Securities being sold, and

                  (iii) delivering such documents and certificates as may be reasonably requested by a majority in interest of the Holders of Take-Along Securities being sold or the underwriters, if any, to evidence compliance with this paragraph (e) and with any customary conditions contained in any agreement entered into by the Company in connection with the Offering.

             (f) The Holders of the Take-Along Securities being so sold agree to pay all of the underwriting discounts and commissions (but not fees) and transfer taxes on such Take-Along Securities. The Company agrees that the costs and expenses which it is obligated to pay in connection with the Offering, whether or not such Offering is successfully concluded for any reason whatsoever, include, but are not limited to, the fees and expenses of counsel for the Company, the fees and expenses of the Company's accountants, reasonable fees and expenses of counsel to Holders in connection with such Offering, all other costs and expenses incident to the preparation and printing of the Offering Disclosure and any other documents furnished by the Company to Holders or purchasers of the Take-Along Securities (the "Private Sale Documents"), the costs incurred in connection with the qualification for sale under the "blue sky" or other securities laws in the states and other jurisdictions determined pursuant to Section 7.4(a) above, including fees and expenses of counsel for the Company and the Holders in respect thereto, and the costs of supplying a reasonable number of Private Sale Documents to the Holders.

         17.5. Indemnification.

             (a) In the event of any registration of any Warrants or restricted securities under the Securities Act pursuant to paragraph 7.1 or 7.2 or sale of Take-Along Securities pursuant to Section 7.4, the Company will indemnify and hold harmless the seller of such securities and each underwriter of such securities and each other person, if any, who controls such seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Company will reimburse such seller and each such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument executed by such seller, underwriter or controlling person specifically for use in the preparation thereof.

             (b) The Company may require, as a condition to including any Holder Securities in any registration statement filed pursuant to Section 7.1 or
7.2 or any Take-Along Securities in any Offering pursuant to Section 7.4, that the Company shall have received an undertaking satisfactory to it from the prospective seller or underwriter of such securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in paragraph
(a) of this Section 7.5) the Company, each director of the Company, each officer of the Company who shall sign such registration statement or furnish the Private Sale Documents, any person who controls the Company within the meaning of the

Securities Act and any underwriter designated by the Company to manage the sale of such securities, with respect to any statement in or omission from such registration statement, Private Sale Document, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument executed by such seller or underwriter specifically for use in the preparation of such Private Sale Document, registration statement, preliminary prospectus, final prospectus, amendment or supplement.

             (c) Promptly after receipt by an indemnified party of notice of the commencement of any action involving a claim referred to in the preceding subdivisions of this Section 7.5, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this
Section 7.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

    18. Termination of Restrictions and Put and Call Options. The restrictions imposed by this Warrant upon the transferability, and exercise, of Warrants and restricted securities shall cease and terminate as to any particular Warrants or restricted securities, (a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when in the opinions of both counsel for the holder thereof and counsel for the Company such restrictions shall terminate as to any Warrants or restricted securities, the holder thereof shall be entitled to receive from the Company, without expense, new certificates of like tenor not bearing the respective legends set forth in
Article 5.

    19. No Rights or Liabilities as Shareholder. Nothing contained in this Warrant shall be construed as conferring upon the Holder any rights as a shareholder of the Company or as imposing any liabilities on the Holder to purchase any securities or as a shareholder of the Company, whether such liabilities are asserted by the Company or by creditors or shareholders of the Company or otherwise.

    20. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to the Holder or any holder of Common Stock, at the registered address of such holder as set forth in the applicable register kept at the principal office of the Company, or (b) if to the Company, to the attention of its President at its principal office, provided that the exercise of any Warrant shall be effected in the manner provided in Article 1.

    21. Successors and Permitted Assigns. This Warrant and the rights evidenced hereby shall inure to the benefits of and be binding upon the successors of the Company and the successors and assigns of the Holder. The provisions of this Warrant are intended to be for the benefit of all Holders from time to time of this Warrant and shall be enforceable by any such Holder.

    22. Amendment. This Warrant may be modified or amended or the provisions thereof waived with the written consent of the Company and the Holder.

    23. Governing Law. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York.

    24. Call Option.

         14.1 The Company shall have the option, exercisable from December 28, 1995 through December 27, 1998 to call, in whole, the Warrants and Exercise Shares issued hereunder and subject hereto (the "Call Option") at a price (the "Call Price") equal to (i) $3,321,469.34 less (ii) $1,961,951.84 less (iii) the aggregate amount of principal payments made with respect to the Term Loan (the "Aggregate Amount"), provided, however, if the Term Loan has been paid in full pursuant to Section 2.3(b) of the Loan Agreement, then the Aggregate Amount shall be deemed to be $500,000. The Company shall pay the aggregate Call Price within thirty (30) days after the Lender receives notice (the "Call Notice") of exercise of the Call Option (but in no event sooner than three (3) days after the Call Price is determined).

         14.2 Payment. The Company shall pay when due the Call Price to Lender, by wire transfer of immediately available funds to such bank accounts of the Holder as shall be provided in writing to the Company, or to such other location as Lender shall have given notice of to the Company pursuant to the provisions of the Loan Agreement.

    IN WITNESS WHEREOF, the Company has executed this instrument as of the day and year first above written.

                       LUNN INDUSTRIES, INC.

                       By:________________________________
                          Alan Baldwin, Chairman and
                          Chief Executive Officer


                                   Exhibit A

                             FORM OF SUBSCRIPTION


  (To be executed only upon exercise of Warrant)


To: _____________________


    The undersigned registered holder of the enclosed Warrant hereby irrevocably exercise such Warrant for, and purchases thereunder, _______ shares of Common Stock of_________________, and herewith makes payment of $____________ therefor and requests that the certificates for such shares be issued in the name of, and delivered to the undersigned registered holder.

Dated:____________________



                           -------------------------------
                           (Signature must conform
                           in all respects to name
                           of holder as specified on
                           the face of the
                           Warrant)





                           -------------------------------
                                  (Street Address)


                           -------------------------------
                           (City)     (State)   (Zip Code)



                                   Exhibit B

                              FORM OF ASSIGNMENT


  (To be executed only upon transfer of Warrant)


For value received, the undersigned registered holder of the enclosed Warrant hereby sells, assigns and transfers unto ______________________________ the right represented by such Warrant to purchase ______ shares of Common Stock of ___________________, to which such Warrant relates, and appoints _____________ Attorney to make such transfer on the books of ____________________, maintained for such purpose, with full power of substitution in the premises.

Dated:____________________


                           -------------------------------
                           (Signature must conform
                           in all respects to name
                           of holder as specified on
                           the face of the
                           Warrant)



                           -------------------------------
                                  (Street Address)


                           -------------------------------
                           (City)     (State)   (Zip Code)



Signed in the presence of:


- ---------------------------